ENVISTA REPORTS SECOND QUARTER 2020 RESULTS

Brea, California, July 30, 2020 - Envista Holdings Corporation (NYSE: NVST) today announced results for the second quarter 2020.

For the second quarter ended July 3, 2020, net loss was $93.5 million, or $0.59 per share. For the same period, adjusted net loss was $16.3 million, or $0.10 per diluted share. Adjusted EBITDA for the three months ended was $1.0 million.

Sales for the second quarter were $362.0 million, a 49.2% decrease as compared to the same period year-over-year. Core sales declined 46.2% over the same period. The Company’s sales were adversely impacted by the COVID-19 global health pandemic but experienced a sequential improvement in each month of the quarter.

Amir Aghdaei, Chief Executive Officer, stated, “Harnessing the principles of EBS, the team remained customer centric and process disciplined leading to outstanding execution in a very challenging operating environment.”

Mr. Aghdaei continued, “We are encouraged by the pace of recovery in the global dental markets which has progressed significantly during the quarter and has continued into July. Our cost reduction programs are tracking ahead of plan allowing us to maintain our investment in implants and clear aligners while adding capacity within our infection control business. We believe the improving operating environment and progress on our restructuring program made during the second quarter positions us well to improve our financial performance going forward.”

Financial Actions
The Company implemented cost reduction measures to reduce operating expenses, excluding restructuring and other exceptional charges, by more than $100 million during the second quarter including pay decreases, furloughs and aggressive management of non-essential spending. The Company plans to continue these temporary measures to a lesser degree in the third quarter.

The Company has also made significant progress on its structural cost reduction program to reduce its overall expenses by more than $100 million on an annualized basis. These actions are on-track to be substantially completed by the end of 2020.

In May 2020, the Company issued $518 million of convertible senior notes due 2025, resulting in net proceeds of $503 million which will provide additional liquidity to manage through the COVID-19 pandemic.

Guidance
As previously disclosed, Envista is not providing guidance for 2020 due to the uncertainties surrounding the current operating environment and the unknown duration of the COVID-19 global health pandemic.

Envista will discuss its results during a quarterly investor conference call today starting at 2:00 P.M. PDT. The call and an accompanying slide presentation will be webcast on the “Investors” section of Envista’s website, www.envistaco.com, under the subheading “Events & Presentations.” A replay of the webcast will be available in the same section of Envista’s website shortly after the conclusion of the presentation and will remain available until the next quarterly earnings call.

The conference call can be accessed by dialing 866-648-5306 within the U.S. or by dialing +1 602-563-8479 outside the U.S. a few minutes before the 2:00 P.M. PDT start and referencing conference ID # 1571434. A replay of the conference call will be available shortly after the conclusion of the call. You can access the replay dial-in information on the “Investors” section of Envista’s website under the subheading “Events & Presentations.” In addition, presentation materials relating to Envista’s results have been posted to the “Investors” section of Envista’s website under the subheading “Quarterly Earnings.”

ABOUT ENVISTA

Envista is a global family of more than 30 trusted dental brands, united by a shared purpose: to partner with professionals to improve lives. Envista helps its customers deliver the best possible patient care through industry-leading dental consumables, solutions, technology, and services. Our comprehensive portfolio, including dental implants and treatment options, orthodontics, and digital imaging technologies, covers an estimated 90% of dentists’ clinical needs for diagnosing, treating, and preventing dental conditions as well as improving the aesthetics of the human smile. Envista’s companies, including KaVo Kerr, Nobel Biocare, and Ormco, partner with dental professionals to help them deliver the best possible patient care.

Envista separated from Danaher in September 2019, bringing the proven Envista Business System (EBS) methodology, an experienced leadership team, and a strong culture grounded in continuous improvement, commitment to innovation, and deep customer focus to meet the end-to-end needs of dental professionals worldwide. Envista is now one of the largest global dental products companies, with significant market positions in some of the most attractive segments of the dental products industry. For more information, please visit www.envistaco.com.

NON-GAAP MEASURES

All “Adjusted” amounts including core sales and free cash flow are non-GAAP items. Calculations of these measures, the reasons why we believe these measures provide useful information to investors, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these non-GAAP measures are included in the attached supplemental schedules.

FORWARD-LOOKING STATEMENTS

Certain statements in this release are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the impact of the COVID-19 pandemic, the conditions in the U.S. and global economy, the markets served by us and the financial markets, the impact of our debt obligations on our operations and liquidity, developments and uncertainties in U.S. policy stemming from the U.S. administration, such as changes in U.S. trade and tariff policies and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, fluctuations in inventory of our distributors and customers, loss of a key distributor, our relationships with and the performance of our channel partners, competition, our ability to develop and successfully market new products and services, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, penalties associated with any off-label marketing of our products, modifications to our products that require new marketing clearances or authorizations, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures, significant restrictions and/or potential liability based on tax implications of transactions with Danaher, security breaches or other disruptions of our information technology systems or violations of data privacy laws, our ability to adequately protect our intellectual property, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to implement and maintain effective internal control over financial reporting, risks relating to product, service or software defects, risks relating to product manufacturing, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole or limited sources of supply, the impact of regulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors (including the impact of the United Kingdom’s decision to leave the EU), disruptions relating to war, terrorism, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events, pension plan costs, and our ability to attract, develop and retain talented executives and other key employees. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for fiscal year 2019 and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT

John Bedford
Vice President, Investor Relations
Envista Holdings Corporation
200 S. Kraemer Blvd., Building E
Brea, California 92821
Telephone: (714) 817-7000

ENVISTA HOLDINGS CORPORATION
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Unaudited)
($ and shares in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Sales	$362.0	$712.1	$909.2	$1,371.8
Cost of sales	211.5	318.5	480.3	615.1
Gross profit	150.5	393.6	428.9	756.7
Operating expenses:
Selling, general and administrative	241.9	278.0	510.6	552.9
Research and development	16.5	39.7	51.2	83.0
Operating (loss) profit	(107.9)	75.9	(132.9)	120.8
Nonoperating income (expense):
Other income	0.1	1.3	0.2	1.4
Interest expense, net	(14.5)	—	(17.8)	—
(Loss) income before income taxes	(122.3)	77.2	(150.5)	122.2
Income tax (benefit) expense	(28.8)	15.7	(39.8)	22.8
Net (loss) income	$(93.5)	$61.5	$(110.7)	$99.4
(Loss) earnings per share:
Basic and diluted	$(0.59)	$0.48	$(0.69)	$0.78
Average common stock and common equivalent shares outstanding:
Basic and diluted	159.5	127.9	159.3	127.9

ENVISTA HOLDINGS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
($ in millions, except per share amounts)

	As of
	July 3, 2020	December 31, 2019
ASSETS
Current assets:
Cash and equivalents	$822.4	$211.2
Trade accounts receivable, less allowance for credit losses of $30.6 and $22.8, respectively	306.4	443.6
Inventories, net	280.8	277.9
Prepaid expenses and other current assets	108.1	69.2
Total current assets	1,517.7	1,001.9
Property, plant and equipment, net	294.3	290.3
Operating lease right-of-use assets	188.9	200.1
Other long-term assets	75.2	74.4
Goodwill	3,333.8	3,306.0
Other intangible assets, net	1,255.3	1,285.6
Total assets	$6,665.2	$6,158.3
LIABILITIES AND EQUITY
Current liabilities:
Short-term debt	$253.5	$3.9
Trade accounts payable	130.9	208.0
Accrued expenses and other liabilities	419.4	470.6
Operating lease liabilities	26.4	26.7
Total current liabilities	830.2	709.2
Operating lease liabilities	176.0	186.0
Other long-term liabilities	440.9	399.3
Long-term debt	1,722.2	1,321.0
Commitments and contingencies
Equity:
Preferred stock, no par value, 15.0 million shares authorized; no shares issued or outstanding at July 3, 2020 and December 31, 2019	—	—
Common stock - $0.01 par value, 500.0 million shares authorized; 159.4 million shares issued and 159.3 million outstanding at July 3, 2020; 158.7 million shares issued and outstanding at December 31, 2019	1.6	1.6
Additional paid-in capital	3,665.9	3,589.7
(Accumulated deficit) retained earnings	(17.6)	93.1
Accumulated other comprehensive loss	(156.5)	(144.2)
Total Envista equity	3,493.4	3,540.2
Noncontrolling interests	2.5	2.6
Total equity	3,495.9	3,542.8
Total liabilities and stockholders' equity	$6,665.2	$6,158.3

ENVISTA HOLDINGS CORPORATION
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS (Unaudited)
($ in millions)

	Six Months Ended
	July 3, 2020	June 28, 2019
Cash flows from operating activities:
Net (loss) income	$(110.7)	$99.4
Noncash items:
Depreciation	19.6	19.8
Amortization	45.3	45.0
Allowance for doubtful accounts	11.6	3.1
Stock-based compensation expense	11.7	8.9
Restructuring charges	9.0	—
Impairment charges	10.3	—
Amortization of right-of-use assets	15.2	16.1
Amortization of debt discount and issuance costs	2.7	—
Change in trade accounts receivable, net	126.1	(16.1)
Change in inventories, net	(9.4)	(1.7)
Change in trade accounts payable	(77.1)	(24.4)
Change in prepaid expenses and other assets	(3.0)	(28.0)
Change in accrued expenses and other liabilities	(90.8)	10.4
Change in operating lease liabilities	(18.1)	(19.8)
Net cash (used in) provided by operating activities	(57.6)	112.7
Cash flows from investing activities:
Acquisitions, net of cash acquired	(40.7)	—
Payments for additions to property, plant and equipment	(21.4)	(42.1)
Proceeds from sales of property, plant and equipment	—	0.4
All other investing activities	7.7	(0.2)
Net cash used in investing activities	(54.4)	(41.9)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes	517.5	—
Payment of debt issuance and other deferred financing costs	(17.3)	—
Proceeds from revolving line of credit	249.8	—
Repayment of borrowings	(0.1)	—
Purchase of capped calls related to issuance of convertible senior notes	(20.7)	—
Proceeds from stock option exercises	5.0	—
Net transfers to Former Parent	—	(70.8)
All other financing activities	(1.1)	—
Net cash provided by (used) in financing activities	733.1	(70.8)
Effect of exchange rate changes on cash and equivalents	(9.9)	—
Net change in cash and equivalents	611.2	—
Beginning balance of cash and equivalents	211.2	—
Ending balance of cash and equivalents	$822.4	$—

ENVISTA HOLDINGS CORPORATION
SEGMENT INFORMATION (UNAUDITED)
($ in millions)

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Sales
Specialty Products & Technologies	$184.6	$347.3	$457.2	$696.1
Equipment & Consumables	177.4	364.8	452.0	675.7
Total	$362.0	$712.1	$909.2	$1,371.8

Operating (Loss) Profit
Specialty Products & Technologies	$(19.2)	$54.5	$(11.4)	$120.6
Equipment & Consumables	(53.8)	29.2	(73.1)	17.0
Other	(34.9)	(7.8)	(48.4)	(16.8)
Total	$(107.9)	$75.9	$(132.9)	$120.8

Operating Margin
Specialty Products & Technologies	(10.4)%	15.7%	(2.5)%	17.3%
Equipment & Consumables	(30.3)%	8.0%	(16.2)%	2.5%
Total	(29.8)%	10.7%	(14.6)%	8.8%

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in millions)

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Gross Profit	$150.5	$393.6	$428.9	$756.7
Restructuring costs and asset impairments A	23.9	—	26.7	—
Adjusted Gross Profit	$174.4	$393.6	$455.6	$756.7

Gross Margin (Gross Profit / Sales)	41.6%	55.3%	47.2%	55.2%
Adjusted Gross Margin (Adjusted Gross Profit / Sales)	48.2%	55.3%	50.1%	55.2%

See the accompanying Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in millions)

Adjusted Operating (Loss) Profit

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Consolidated
Operating (Loss) Profit	$(107.9)	$75.9	$(132.9)	$120.8
Pretax amortization of acquisition-related intangible assets B	22.8	22.5	45.3	45.0
Restructuring costs and asset impairments A	59.9	—	72.2	—
Contingent loss reserve C	16.0	—	16.0	—
Adjusted Operating (Loss) Profit	$(9.2)	$98.4	$0.6	$165.8
Adjusted Operating (Loss) Profit as a % of Sales	(2.5)%	13.8%	0.1%	12.1%

Specialty Products & Technologies
Operating (Loss) Profit	$(19.2)	$54.5	$(11.4)	$120.6
Pretax amortization of acquisition-related intangible assets B	14.9	14.5	29.5	29.0
Restructuring costs A	15.7	—	16.5	—
Adjusted Operating Profit	$11.4	$69.0	$34.6	$149.6
Adjusted Operating Profit as a % of Sales	6.2%	19.9%	7.6%	21.5%

Equipment & Consumables
Operating (Loss) Profit	$(53.8)	$29.2	$(73.1)	$17.0
Pretax amortization of acquisition-related intangible assets B	7.9	8.0	15.8	16.0
Restructuring costs and asset impairments A	41.2	—	52.0	—
Adjusted Operating (Loss) Profit	$(4.7)	$37.2	$(5.3)	$33.0
Adjusted Operating (Loss) Profit as a % of Sales	(2.6)%	10.2%	(1.2)%	4.9%

See the accompanying Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in millions)

Adjusted Net (Loss) Income

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Net (Loss) Income	$(93.5)	$61.5	$(110.7)	$99.4
Pretax amortization of acquisition-related intangible assets B	22.8	22.5	45.3	45.0
Restructuring costs and asset impairments A	59.9	—	72.2	—
Contingent loss reserve C	16.0	—	16.0	—
Non-cash interest expense - convertible senior notes D	2.0	—	2.0	—
Tax effect of adjustments reflected above E	(22.8)	(5.3)	(33.7)	(10.6)
Discrete tax adjustments and other tax-related adjustments F	(0.7)	(2.3)	(2.4)	(5.3)
Adjusted Net (Loss) Income	$(16.3)	$76.4	$(11.3)	$128.5

See the accompanying Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Adjusted Diluted (Loss) Earnings Per Share

	Three Month Period Ended		Six Month Period Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Diluted (Loss) Earnings Per Share	$(0.59)	$0.48	$(0.69)	$0.78
Pretax amortization of acquisition-related intangible assets B	0.14	0.14	0.28	0.28
Restructuring costs and asset impairments A	0.38	—	0.45	—
Contingent loss reserve C	0.10	—	0.10	—
Non-cash interest expense - convertible senior notes D	0.01	—	0.01	—
Tax effect of adjustments reflected above E	(0.14)	(0.03)	(0.20)	(0.07)
Discrete tax adjustments and other tax-related adjustments F	—	(0.01)	(0.02)	(0.03)
Dilutive impact of IPO and conversion shares as if issued at beginning of period G	—	(0.11)	—	(0.17)
Adjusted Diluted (Loss) Earnings Per Share	$(0.10)	$0.47	$(0.07)	$0.79

See the accompanying Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Adjusted Diluted Shares Outstanding

	Three Months Ended		Six Months Ended
(shares in millions)	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Average common stock shares outstanding - basic	159.5	127.9	159.3	127.9
Dilutive impact of IPO and conversion shares as if issued at beginning of period G	—	34.4	—	34.4
Average common stock and common equivalent shares outstanding - diluted	159.5	162.3	159.3	162.3

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in millions)

Adjusted EBITDA

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Net (Loss) Income	$(93.5)	$61.5	$(110.7)	$99.4
Interest expense, net	14.5	—	17.8	—
Income taxes	(28.8)	15.7	(39.8)	22.8
Depreciation	10.1	10.0	19.6	19.8
Amortization B	22.8	22.5	45.3	45.0
Restructuring costs and asset impairments A	59.9	—	72.2	—
Contingent loss reserve C	16.0	—	16.0	—
Adjusted EBITDA	$1.0	$109.7	$20.4	$187.0

See the accompanying Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Core Sales Growth 1

Consolidated	% Change Three Month Period Ended July 3, 2020 vs. Comparable 2019 Period	% Change Six Month Period Ended July 3, 2020 vs. Comparable 2019 Period
Total sales growth	(49.2)%	(33.7)%
Less the impact of:
Acquisitions	(0.3)%	(0.2)%
Discontinued products	1.6%	1.2%
Currency exchange rates	1.7%	1.7%
Core sales growth	(46.2)%	(31.0)%

Specialty Products & Technologies
Total sales growth	(46.8)%	(34.3)%
Less the impact of:
Acquisitions	(0.6)%	(0.5)%
Discontinued products	0.5%	0.9%
Currency exchange rates	1.3%	1.5%
Core sales growth	(45.6)%	(32.4)%

Equipment & Consumables
Total sales growth	(51.4)%	(33.1)%
Less the impact of:
Discontinued products	2.6%	1.6%
Currency exchange rates	1.9%	2.1%
Core sales growth	(46.9)%	(29.4)%
1 We use the term “core sales” to refer to GAAP revenue excluding (1) sales from acquired businesses recorded prior to the first anniversary of the acquisition (“acquisitions”), (2) sales from discontinued products and (3) the impact of currency translation. Sales from discontinued products includes major brands or products that Envista has made the decision to discontinue as part of a portfolio restructuring. Discontinued brands or products consist of those which Envista (1) is no longer manufacturing, (2) is no longer investing in the research or development of, and (3) expects to discontinue all significant sales within one year from the decision date to discontinue. The portion of sales attributable to discontinued brands or products is calculated as the net decline of the applicable discontinued brand or product from period-to-period. The portion of GAAP revenue attributable to currency exchange rates is calculated as the difference between (a) the period-to-period change in sales and (b) the period-to-period change in sales after applying current period foreign exchange rates to the prior year period. We use the term “core sales growth” to refer to the measure of comparing current period core sales with the corresponding period of the prior year.

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in millions)

Reconciliation of Operating Cash Flows to Free Cash Flow

	Three Months Ended		Six Months Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Net Operating Cash Used in Investing Activities	$(3.0)	$(26.6)	$(54.4)	$(41.9)
Net Operating Cash Provided by (Used in) Financing Activities	$474.6	$(95.1)	$733.1	$(70.8)

Net Operating Cash Provided by (Used in) Operating Activities	$4.7	$121.7	$(57.6)	$112.7
Less: payments for additions to property, plant and equipment (capital expenditures)	(7.8)	(26.5)	(21.4)	(42.1)
Plus: proceeds from sales of property, plant and equipment (capital disposals)	—	0.1	—	0.4
Free Cash Flow	$(3.1)	$95.3	$(79.0)	$71.0

ENVISTA HOLDINGS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Notes to Reconciliation of GAAP to Non-GAAP Financial Measures

A We exclude costs incurred pursuant to discrete restructuring plans that are fundamentally different (in terms of the size, strategic nature and planning requirements, as well as the inconsistent frequency, of such plans) from the ongoing productivity improvements that result from application of the Envista Business System. These restructuring plans are incremental to the operating activities that arise in the ordinary course of our business and we believe are not indicative of Envista’s ongoing operating costs in a given period.

B The pretax and after-tax amounts related to amortization of acquisition-related intangible assets are shown below for the following periods ($ in millions). Only the pretax amounts set forth below are reflected in the amortization line item above:

	Three Month Period Ended		Six Month Period Ended
	July 3, 2020	June 28, 2019	July 3, 2020	June 28, 2019
Pretax	$22.8	$22.5	$45.3	$45.0
After-tax	$17.4	$17.2	$34.7	$34.4

C Represents an accrual for a significant legal matter.

D Non-cash interest expense represents accretion of the debt discount associated with the convertible senior notes due 2025.

E This line item reflects the aggregate tax effect of all pretax adjustments reflected in the preceding line items of the table using each adjustment's applicable tax rate, including the effect of interim tax accounting requirements of Accounting Standards Codification Topic 740 Income Taxes.

F The discrete tax matters relate primarily to excess tax benefits from stock-based compensation, changes in estimates associated with prior period uncertain tax positions and audit settlements, tax benefits resulting from a change in law, and changes in determination of realization of certain deferred tax assets.

G In connection with the initial public offering ("IPO"), an additional 30.8 million shares were issued on September 20, 2019. This line item reflects the dilutive impact of these IPO shares as if outstanding as of the beginning of each period presented. In addition, certain Envista employees were previously granted Danaher Corporation ("Danaher") equity awards. On December 18, 2019, Danaher completed the split-off exchange offer of all the common shares of Envista held by Danaher in exchange for shares of Danaher common stock. As a result, the equity awards held by certain Envista employees to purchase Danaher shares have been converted into equity awards to purchase Envista's shares. The dilutive impact of these equity awards are included in this line item to reflect the potential dilution as if outstanding as of the beginning of each period presented.

Statement Regarding Non-GAAP Measures

Each of the non-GAAP measures set forth above should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measure, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing Envista Holdings Corporation's ("Envista” or the “Company”) results that, when reconciled to the corresponding GAAP measure, help our investors to:

•
with respect to Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating (Loss) Profit, Adjusted Net (Loss) Income, Adjusted Diluted (Loss) Earnings Per Share and Adjusted EBITDA, understand the long-term profitability trends of Envista’s business and compare Envista’s profitability to prior and future periods and to Envista’s peers;

•
with respect to Adjusted Diluted (Loss) Earnings Per Share, provide investors with improved comparability for Adjusted Diluted EPS as share counts under GAAP are calculated using a weighted average approach;

•
with respect to Adjusted Diluted Shares Outstanding, allows for the impact of the IPO shares and dilution related to the conversion of Danaher equity awards into Envista equity awards to be presented as if they were outstanding for all prior periods presented and for the dilutive impact of stock options and restricted stock units as the Company is reporting adjusted net income compared to a net loss under GAAP;

•	with respect to Core Sales, identify underlying growth trends in Envista’s business and compare Envista’s revenue performance with prior and future periods and to Envista’s peers;

•
with respect to Adjusted EBITDA, help investors understand operational factors associated with a company’s financial performance because it excludes the following from consideration: interest, taxes, depreciation, amortization, and infrequent or unusual losses or gains such as goodwill impairment charges or nonrecurring and restructuring charges. Management uses Adjusted EBITDA, as a supplemental measure for assessing operating performance in conjunction with related GAAP amounts. In addition, Adjusted EBITDA is used in connection with operating decisions, strategic planning, annual budgeting, evaluating Company performance and comparing operating results with historical periods and with industry peer companies; and

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with respect to Free Cash Flow (the “FCF Measure”), understand Envista’s ability to generate cash without external financings, strengthen its balance sheet, invest in its business and grow its business through acquisitions and other strategic opportunities (although a limitation of free cash flow is that it does not take into account the Company’s debt service requirements and other non-discretionary expenditures, and as a result the entire free cash flow amount is not necessarily available for discretionary expenditures).

Management uses these non-GAAP measures to measure the Company’s operating and financial performance.

The items excluded from the non-GAAP measures set forth above have been excluded for the following reasons:

•	With respect to Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating (Loss) Profit, Adjusted Diluted (Loss) Earnings Per Share and Adjusted EBITDA:

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We exclude the amortization of acquisition-related intangible assets because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate. While we have a history of significant acquisition activity we do not acquire businesses on a predictable cycle, and the amount of an acquisition’s purchase price allocated to intangible assets and related amortization term are unique to each acquisition and can vary significantly from acquisition to acquisition. Exclusion of this amortization expense facilitates more consistent comparisons of operating results over time between our newly-acquired and long-held businesses, and with both acquisitive and non-acquisitive peer companies. We believe, however, that it is important for investors to understand that such intangible assets contribute to revenue generation and that intangible asset amortization related to past acquisitions will recur in future periods until such intangible assets have been fully amortized.

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We exclude costs incurred pursuant to discrete restructuring plans that are fundamentally different (in terms of the size, strategic nature and planning requirements, as well as the inconsistent frequency, of such plans) from the ongoing productivity improvements that result from application of the Envista Business System. These restructuring plans are incremental to the operating activities that arise in the ordinary course of our business and we believe are not indicative of Envista’s ongoing operating costs in a given period.

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With respect to the other items excluded from Adjusted Net (Loss) Income, Adjusted Operating (Loss) Profit, Adjusted Diluted (Loss) Earnings Per Share and Adjusted EBITDA, we exclude these items because they are of a nature and/or size that occur with inconsistent frequency, occur for reasons that may be unrelated to Envista's commercial performance during the period and/or we believe that such items may obscure underlying business trends and make comparisons of long-term performance difficult.

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With respect to core sales, we exclude (1) the effect of acquisitions because the timing, size, number and nature of such transactions can vary significantly from period-to-period and between us and our peers, which we believe may obscure underlying business trends and make comparisons of long-term performance difficult, (2) sales from discontinued products because discontinued products do not have a continuing contribution to operations and management believes that excluding such items provides investors with a means of evaluating our on-going operations and facilitates comparisons to our peers, and (3) the impact of currency translation because it is not under management’s control, is subject to volatility and can obscure underlying business trends.

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With respect to the FCF Measure, we exclude payments for additions to property, plant and equipment (net of the proceeds from capital disposals) to demonstrate the amount of operating cash flow for the period that remains after accounting for the Company’s capital expenditure requirements.